United States of America
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 4, 2011
Commission File Number 1-7107
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Â	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Â	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Â	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Â	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
The information in this item and Exhibit 99.1 and Exhibit 99.2, attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
On November 7, 2011 Louisiana - Pacific Corporation issued a press release announcing financial results for the quarter and nine months ended September 30, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), the attached press release discloses continuing earnings before interest expense, taxes, depreciation and amortization (“EBITDA from continuing operations”) which is a non-GAAP financial measure. Additionally, it discloses Adjusted EBITDA from continuing operations which further adjusts EBITDA from continuing operations to exclude stock based compensation expense, (gain) loss on sales or impairment of long lived assets, other operating charges and credits and investment income. Both EBITDA from continuing operations and Adjusted EBITDA from continuing operations are not a substitute for the GAAP measure of net income or operating cash flows or other GAAP measures of operating performance or liquidity. A copy of the reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and nine months ended September 30, 2011 and 2010 is attacher hereto as Exhibit 9.2 and incorporated herein by reference.
We have EBITDA from continuing operations and Adjusted EBITDA from continuing operations in the press release because we use them as important supplemental measures of our performance and believe that similarly-titled measures are frequently used by securities analysts, investors and other interested persons in the evaluation of companies in our industry, some of which present similarly-titled measures when reporting their results. We use EBITDA from continuing operations and Adjusted EBITDA from continuing operations to evaluate our performance as compared to other companies in our industry that have different financing and capital structures and/or tax rates. It should be noted that companies calculate similarly-titled measures differently and, therefore, as presented by us may not be comparable to similarly-titled measures reported by other companies. In addition, EBITDA from continuing operations has material limitations as a performance measure because it excludes interest expense, income tax (benefit) expense and depreciation and amortization which are necessary to operate our business or which we otherwise incurred or experienced in connection with the operation of our business.
We believe that income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net, is a useful measure for evaluating our ability to generate earnings from continuing operations and that providing this measure will allow investors to more readily compare the earnings referred to in the press release to our earnings for past and future periods. We believe that this measure is particularly useful where the amounts of the excluded items are not consistent between the periods presented. It should be noted that other companies may present similarly-titled measures differently and, therefore, as presented by us may not be comparable to similarly-titled measures reported by other companies. In addition, income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net, has material limitations as a performance measure because it excludes items that are actually incurred or experienced in connection with the operations of our business.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 7, 2011, Louisiana-Pacific Corporation (LP) announced that the Board of Directors approved, on November 4, 2011, the appointment of Curtis M. Stevens as Executive Vice President, Chief Operating Officer of the Company.  Mr. Stevens, age 59, is currently LP's Executive Vice President Administration and Chief Financial Officer, a position that he has held since May 2002. Mr. Stevens' appointment will be effective as of December 5, 2011.
In connection with his appointment, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") approved Mr. Stevens' compensation package which included an annual salary of $500,000 and continued participation, on a prorated basis for 2011, in the Company's Management Incentive Plan with an increased target opportunity level of 65 percent of his annual salary and with the actual payout ranging from 0 to 100 percent of target based on corporate performance and 0 to 120 percent of target based upon individual performance.
On November 7, 2011, Louisiana-Pacific Corporation (LP) announced that the Board of Directors approved, on November 4, 2011, the appointment of Sallie B. Bailey as Executive Vice President, Chief Financial Officer of the Company.  Ms. Bailey's appointment will be effective as of December 5, 2011. Ms. Bailey was also named LP's Principal Financial Officer, succeeding Mr. Stevens in that role. Ms. Bailey, age 52, had worked at Ferro Corporation from 2007 through 2010 serving as its Vice

President and Chief Financial Officer. Previous to this position, Ms. Bailey served as the Senior Vice President, Finance & Controller of Timken Company.
In connection with her appointment, the Compensation Committee approved Ms. Bailey's annual salary of $410,000. Starting in 2012, Ms. Bailey will participate in the Company's Management Incentive Plan with a target opportunity level of 55 percent of her annual salary and with the actual payout ranging from 0 to 100 percent of target based on corporate performance and 0 to 120 percent of target based upon individual performance. Ms. Bailey will receive a one-time signing bonus of $25,000. The Compensation Committee also awarded Ms. Bailey, upon the effective date of her appointment (the “Award Date”), a time-based restricted stock unit award covering 10,000 shares of LP's common stock, and a stock settled stock appreciation award covering 20,000 shares of LP's common stock with an exercise price per share equal to the fair market value per share of LP's common stock on the Award Date. The Company expects to enter into a change in control agreement with Ms. Bailey on terms generally consistent with such agreements with the Company's other executive officers.  In addition, Ms. Bailey will be eligible to participate in all other employee benefit plans and compensation programs that the Company maintains for its salaried employees and executive officers.
 A copy of the LP's press release announcing the appointment of the Company's Chief Financial Officer and Chief Operating Officer is furnished as Exhibit 99.3.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release issued by Louisiana-Pacific Corporation on November 7, 2011 regarding quarter and nine months ended September 30, 2011 results.
99.2	Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and nine months ended September 30, 2011 and 2010.
99.3	Press release issued by Louisiana-Pacific Corporation on November 7, 2011 regarding appointment of Curtis M. Stevens as Chief Operating Officer and Sallie B. Bailey as Chief Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ CURTIS M. STEVENS
Curtis M. Stevens
Executive Vice President and Chief
Financial Officer
(Principal Financial Officer)
Date: November 7, 2011